Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.26%	First 5B Next 5B Over 10B	0.31% 0.30% 0.29%
Administrator Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.33%	First 5B Next 5B Over 10B	0.38% 0.37% 0.36%
Asset Allocation Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R Shares	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.26%	First 5B Next 5B Over 10B	0.36% 0.34% 0.32%
Administrator Class Shares	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.10%	First 5B Next 5B Over 10B	0.20% 0.18% 0.16%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.16%	First 5B Next 5B Over 10B	0.21% 0.20% 0.19%
Administrator Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.19%	First 5B Next 5B Over 10B	0.24% 0.23% 0.22%
Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.12%	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Administrator Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.25%	First 5B Next 5B Over 10B	0.30% 0.29% 0.28%
Select Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.04%	First 5B Next 5B Over 10B	0.09% 0.08% 0.07%
Sweep and Daily Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Total Admin. Fee
Retail Class Shares	0.31% 0.30% 0.29%
Administrator Class Shares	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	0.38% 0.37% 0.36%
Single Class Fixed Income (Non-Money Market) Funds	Total Admin. Fee
Retail Class Shares	0.21% 0.20% 0.19%
Administrator Class Shares	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	0.24% 0.23% 0.22%
Single Class Money Market Funds	Total Admin. Fee
Retail Class Shares	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service/Trust Class Shares	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Institutional Class Shares	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	0.30% 0.29% 0.28%

Schedule A to Appendix A

Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Total Breakpoint Administration Fees
	First 5B	Next 5B	Over 10B
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.36% 0.36% 0.36% 0.36% 0.20%	0.34% 0.34% 0.34% 0.34% 0.18%	0.32% 0.32% 0.32% 0.32% 0.16%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.23% 0.23% 0.15%	0.22% 0.22% 0.14%	0.21% 0.21% 0.13%
California Tax-Free Fund Class A Class B Class C Administrator Class	0.23% 0.23% 0.23% 0.15%	0.22% 0.22% 0.22% 0.14%	0.21% 0.21% 0.21% 0.13%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
California Municipal Money Market Trust(1)	0.17%	0.16%	0.15%
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
Classic Value Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.23% 0.23% 0.23% 0.15%	0.22% 0.22% 0.22% 0.14%	0.21% 0.21% 0.21% 0.13%
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Conservative Allocation Fund Administrator Class	0.15%	0.14%	0.13%
Core Equity Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Disciplined Global Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Disciplined Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%	0.32% 0.32% 0.32% 0.14%	0.31% 0.31% 0.31% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Diversified Small Cap Fund Administrator Class	0.15%	0.14%	0.13%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%	0.32% 0.32% 0.32% 0.14% 0.12%	0.31% 0.31% 0.31% 0.13% 0.11%
Enterprise Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Equity Value Fund Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%	0.32% 0.32% 0.32% 0.14% 0.12%	0.31% 0.31% 0.31% 0.13% 0.11%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.21% 0.13% 0.11% 0.26%
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%	0.32% 0.32% 0.32% 0.14%	0.31% 0.31% 0.31% 0.13%
Growth Opportunities Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Health Care Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.21% 0.13% 0.11% 0.26%
High Yield Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.21% 0.13% 0.11% 0.26%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%	0.32% 0.32% 0.32% 0.14%	0.31% 0.31% 0.31% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.33% 0.33% 0.31% 0.15% 0.43%	0.32% 0.32% 0.30% 0.14% 0.42%	0.31% 0.31% 0.29% 0.13% 0.41%
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.23% 0.23% 0.23% 0.15%	0.22% 0.22% 0.22% 0.14%	0.21% 0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.13% 0.11% 0.26%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.31% 0.15% 0.13%	0.32% 0.32% 0.32% 0.30% 0.14% 0.12%	0.31% 0.31% 0.31% 0.29% 0.13% 0.11%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%	0.32% 0.32% 0.32% 0.14% 0.12%	0.31% 0.31% 0.31% 0.13% 0.11%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Large Cap Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.43%	0.30% 0.30% 0.14% 0.12% 0.42%	0.29% 0.29% 0.13% 0.11% 0.41%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Managed Account CoreBuilder Shares Series G	0.00%	0.00%	0.00%
Managed Account CoreBuilder Shares Series M	0.00%	0.00%	0.00%
Mid Cap Growth Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.43% 0.13%	0.32% 0.32% 0.32% 0.14% 0.42% 0.12%	0.31% 0.31% 0.31% 0.13% 0.41% 0.11%
Minnesota Money Market Fund Class A Sweep Class	0.27% 0.27%	0.26% 0.26%	0.25% 0.25%
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.23% 0.23% 0.23% 0.15%	0.22% 0.22% 0.22% 0.14%	0.21% 0.21% 0.21% 0.13%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%	0.32% 0.32% 0.32% 0.14%	0.31% 0.31% 0.31% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.27% 0.27% 0.27% 0.27% 0.32% 0.17%	0.26% 0.26% 0.26% 0.26% 0.31% 0.16%	0.25% 0.25% 0.25% 0.25% 0.30% 0.15%
Money Market Trust(2)	0.17%	0.16%	0.15%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.21% 0.13% 0.11% 0.26%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.15% 0.13% 0.17%	0.14% 0.12% 0.16%	0.13% 0.11% 0.15%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.27% 0.13% 0.32% 0.17% 0.27%	0.26% 0.12% 0.31% 0.16% 0.26%	0.25% 0.11% 0.30% 0.15% 0.25%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
National Tax-Free Money Market Trust(3)	0.17%	0.16%	0.15%
New Jersey Municipal Money Market Fund Class A Service Class Sweep Class	0.27% 0.17% 0.27%	0.26% 0.16% 0.26%	0.25% 0.15% 0.25%
New York Municipal Money Market Fund Class A Service Class Sweep Class	0.27% 0.17% 0.27%	0.26% 0.16% 0.26%	0.25% 0.15% 0.25%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%	0.20% 0.20% 0.12%	0.19% 0.19% 0.11%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Opportunity Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Pennsylvania Municipal Money Market Fund Class A Service Class Sweep Class	0.27% 0.17% 0.27%	0.26% 0.16% 0.26%	0.25% 0.15% 0.25%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.21% 0.21% 0.21% 0.13%	0.20% 0.20% 0.20% 0.12%	0.19% 0.19% 0.19% 0.11%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Prime Investment Money Market Fund Institutional Class Service Class	0.13% 0.17%	0.12% 0.16%	0.11% 0.15%
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.23% 0.23% 0.23% 0.15% 0.13%	0.22% 0.22% 0.22% 0.14% 0.12%	0.21% 0.21% 0.21% 0.13% 0.11%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.23% 0.23% 0.13% 0.28%	0.22% 0.22% 0.12% 0.27%	0.21% 0.21% 0.11% 0.26%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.23% 0.23% 0.15% 0.28%	0.22% 0.22% 0.14% 0.27%	0.21% 0.21% 0.13% 0.26%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.13% 0.11% 0.26%
Small Cap Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Small Cap Opportunities Fund Administrator Class	0.15%	0.14%	0.13%
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%	0.32% 0.32% 0.32% 0.14% 0.12%	0.31% 0.31% 0.31% 0.13% 0.11%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%	0.32% 0.32% 0.32% 0.14% 0.12%	0.31% 0.31% 0.31% 0.13% 0.11%
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Social Sustainability Fund Class A Class C Administrator Class	0.33% 0.33% 0.15%	0.32% 0.32% 0.14%	0.31% 0.31% 0.13%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.43%	0.32% 0.32% 0.32% 0.14% 0.42%	0.31% 0.31% 0.31% 0.13% 0.41%
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.13% 0.11% 0.41%
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%	0.32% 0.32% 0.32% 0.14% 0.12%	0.31% 0.31% 0.31% 0.13% 0.11%
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Target 2015 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.43%	0.14% 0.12% 0.42%	0.13% 0.11% 0.41%
Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Target 2025 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.43%	0.14% 0.12% 0.42%	0.13% 0.11% 0.41%
Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Target 2035 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.43%	0.14% 0.12% 0.42%	0.13% 0.11% 0.41%
Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.13% 0.43%	0.32% 0.32% 0.32% 0.14% 0.12% 0.42%	0.31% 0.31% 0.31% 0.13% 0.11% 0.41%
Target 2045 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.43%	0.14% 0.12% 0.42%	0.13% 0.11% 0.41%
Target 2050 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.43%	0.14% 0.12% 0.42%	0.13% 0.11% 0.41%
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.23% 0.21% 0.15% 0.13% 0.28%	0.22% 0.22% 0.22% 0.20% 0.14% 0.12% 0.27%	0.21% 0.21% 0.21% 0.19% 0.13% 0.11% 0.26%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.27% 0.13% 0.15% 0.17% 0.27%	0.26% 0.12% 0.14% 0.16% 0.26%	0.25% 0.11% 0.13% 0.15% 0.25%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.13% 0.11% 0.26%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.23% 0.23% 0.15% 0.13% 0.28%	0.22% 0.22% 0.14% 0.12% 0.27%	0.21% 0.21% 0.13% 0.11% 0.26%
WealthBuilder Conservative Allocation Portfolio	0.33%	0.32%	0.31%
WealthBuilder Equity Portfolio	0.33%	0.32%	0.31%
WealthBuilder Growth Allocation Portfolio	0.33%	0.32%	0.31%
WealthBuilder Growth Balanced Portfolio	0.33%	0.32%	0.31%
WealthBuilder Moderate Balanced Portfolio	0.33%	0.32%	0.31%
WealthBuilder Tactical Equity Portfolio	0.33%	0.32%	0.31%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.23% 0.23% 0.28%	0.22% 0.22% 0.27%	0.21% 0.21% 0.26%
100% Treasury Money Market Fund Class A Administrative Class Service Class Sweep Class	0.27% 0.15% 0.17% 0.27%	0.26% 0.14% 0.16% 0.26%	0.25% 0.13% 0.15% 0.25%

Most recent annual approval by the Board of Trustees:  March 26, 2010

Schedule A to Appendix A amended:  August 25, 2010

1. On August 25, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the California Tax-Free Money Market Trust into the California Municipal Money Market Fund Institutional Class.  Pending shareholder approval, the merger will occur on November 5, 2010.

2. On August 25, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Money Market Trust into the Cash Investment Money Market Fund Institutional Class.  Pending shareholder approval, the merger will occur on November 5, 2010.

3. On August 25, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the National Tax-Free Money Market Trust into the National Tax-Free Money Market Fund Institutional Class.  Pending shareholder approval, the merger will occur on November 5, 2010.

The foregoing fee schedule is agreed to as of August 25, 2010 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen ___________________

         Andrew Owen

   Executive Vice President